UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

COLUMBUS McKINNON CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-34362	16-0547600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (716) 689-5400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Regulation FD Disclosure in Preliminary Offering Memorandum

In connection with the proposed senior secured notes offering described in Item 8.01 below, Columbus McKinnon Corporation (the “Company”) is providing potential investors with a preliminary offering memorandum, dated January 20, 2026 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum contains (i) certain information not previously disclosed by the Company and (ii) unaudited pro forma condensed combined financial information giving effect to the Company’s pending acquisition (the “Acquisition”) of Kito Crosby Limited (“Kito Crosby”) pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of February 10, 2025, by and among the Company, Kito Crosby, the equityholders of Kito Crosby set forth on the signature pages thereto and Ascend Overseas Limited, solely in its capacity as the representative (the “Stock Purchase Agreement”), and the Company’s pending divestiture of its U.S. power chain hoist and chain manufacturing operations based out of its Damascus, Virginia and Lexington, Tennessee facilities and certain other assets (the “Divestiture”) as of and for the six months ended September 30, 2025 and for the fiscal year ended March 31, 2025 and the related notes thereto. This information is included in Exhibits 99.1 and 99.2 attached to this Current Report on Form 8-K (“Form 8-K”), respectively, and incorporated herein by reference.

Lender Presentation

Pursuant to a Form 8-K filed on January 14, 2026, the Company previously furnished excerpts from a lender presentation first used on January 14, 2026 (the “January 14 Presentation”) in connection with meetings held with prospective lenders to discuss a proposed term loan financing (the “Term Loan Financing”) in connection with the Acquisition. Subsequently, the Company determined it was necessary to make corrections to the January 14 Presentation. As a result, the Company is furnishing excerpts from an updated lender presentation first used on January 20, 2026 (the “January 20 Presentation”) in connection with the Term Loan Financing, which includes the abovementioned corrections thereto. A copy of the relevant portions of the January 20 Presentation is furnished herewith pursuant to Regulation FD, in the general form presented in the January 20 Presentation, as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

Updated Preliminary Unaudited Estimated Selected Financial Results of Kito Crosby

On a Form 8-K filed on January 14, 2026, the Company previously furnished certain preliminary unaudited estimated financial results as of and for the fiscal year ended December 31, 2025 for Kito Crosby. For use in connection with the Preliminary Offering Memorandum, the Company is disclosing certain updated preliminary unaudited estimated financial results as of and for the fiscal year ended December 31, 2025 for Kito Crosby.

Kito Crosby’s financial results as of and for the fiscal year ended December 31, 2025 are not yet complete and are not expected to be available until after the completion of the Term Loan Financing or the proposed senior secured notes offering described in Item 8.01 below. Accordingly, the Company is disclosing ranges, rather than specific amounts, for certain updated estimated preliminary unaudited financial results of Kito Crosby set forth below as of and for the fiscal year ended December 31, 2025. The updated unaudited estimated financial results set forth below are preliminary and subject to revision upon Kito Crosby’s completion of its fiscal year end financial closing processes and its fiscal year-end audit. The updated estimated preliminary unaudited financial results set forth below are forward-looking statements based solely upon information available to the Company as of the date of this Form 8-K. This data is not a comprehensive statement of Kito Crosby’s financial results for the fiscal year ended December 31, 2025, and Kito Crosby’s actual results may differ materially from the updated estimated preliminary unaudited financial results set forth below upon the completion of its financial closing procedures, as a result of the fiscal year-end audit or upon occurrence of other developments that may arise prior to the time its financial results are finalized. You should not place undue reliance on these updated preliminary estimates.

Kito Crosby’s independent auditor, Deloitte & Touche LLP, has not audited, reviewed, compiled or performed any procedures with respect to the updated estimated preliminary financial results. Accordingly, Deloitte & Touche LLP does not express an opinion or any other form of assurance with respect thereto.

Based upon such updated preliminary estimated financial results, Kito Crosby currently expects that its net sales for the fiscal year ended December 31, 2025 will range between $1,140 million to $1,150 million, up from the prior range of $1,130 million to $1,140 million, and Adjusted EBITDA will range between $273 million to $283 million, up from the prior range of $268 million to $275 million. Kito Crosby also estimates, based upon such updated preliminary estimated financial results, that Kito Crosby’s orders received during the fiscal year ended December 31, 2025 will range between

$1,180 million and $1,190 million, up from the prior range of $1,175 million to $1,180 million, and that, as of December 31, 2025, its backlog will range between $200 million and $205 million, unchanged from the previously disclosed range.

The Company has not included a GAAP reconciliation for Kito Crosby’s Adjusted EBITDA for the fiscal year ended December 31, 2025 to anticipated net income for Kito Crosby because Kito Crosby has not yet completed its financial closing procedures for the fiscal year ended December 31, 2025 and such reconciliation could not be produced without unreasonable effort.

The information in this Item 7.01 and the exhibits attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3 are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 8.01	Other Events.

On January 20, 2026, the Company announced that it intends to offer, subject to market and other customary conditions, $1,225.0 million of senior secured notes due 2033 (the “Notes”) in connection with the Acquisition.

The offering of the Notes is not conditioned on the consummation of the Acquisition. The Notes will be subject to a special mandatory redemption in the event that (i) the consummation of the Acquisition does not occur on or before close of business on August 10, 2026 (or such later date if the end date is extended under the Stock Purchase Agreement) (the “End Date”) or (ii) the Company delivers a notice to the trustee stating it has determined that the consummation of the Acquisition will not occur on or before the End Date.

The Notes will initially be unsecured and not guaranteed by any subsidiary of the Company. Following the closing of the Acquisition, the Notes will be (i) secured by a first priority security interest in substantially all of the assets of the Company and its U.S. subsidiaries that will guarantee the new senior secured credit facilities that the Company expects to enter into in connection with the Acquisition (the “New Credit Agreement”), subject to certain thresholds, exceptions and permitted liens and (ii) unconditionally guaranteed, jointly and severally, on a senior secured basis by the Company’s U.S. subsidiaries that will guarantee the New Credit Agreement.

The Company intends to use the net proceeds from the offering, together with proceeds from the sale of Series A Cumulative Convertible Participating Preferred Shares of the Company to CD&R XII Keystone Holdings, L.P. and the New Credit Agreement, to finance the Acquisition (including the repayment of Kito Crosby’s existing indebtedness), to refinance the Company’s existing senior secured credit facilities and to pay any related fees and expenses.

A copy of the Company’s press release is filed as Exhibit 99.4 hereto. The press release is incorporated herein by reference in its entirety.

This Form 8-K, including the exhibits attached hereto, does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Notes and the related guarantees have not been, and will not be, registered under the Securities Act or the securities laws of any state or other jurisdiction, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This report may contain statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, the statements about the proposed offering of the Notes, our intention to issue the Notes, the expected use of proceeds, the Acquisition and the Divestiture. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties related to the Company include factors detailed in the reports the Company files with the Securities and Exchange Commission, including those described under “Risk Factors” in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Excerpts from Preliminary Offering Memorandum.

99.2	Unaudited Pro Forma Condensed Combined Financial Information, together with the notes thereto, from the Preliminary Offering Memorandum.

99.3	Excerpts from Lender Presentation, dated January 20, 2026.

99.4	Press release dated January 20, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer (Principal Financial Officer)

Dated: January 20, 2026